PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is providing financing for the $97.1 million substantial rehabilitation of Island Terrace Apartments, a 240-unit affordable apartment building constructed in 1969 in Chicago's Woodlawn neighborhood. Renovations include much- needed improvements to plumbing and electrical systems, and modernizing all units to include new kitchens and baths. Additionally, HIT’s investment supports the construction of a new on-site community center which will house essential facilities including a community room.

Island Terrace is located across from the scenic Jackson Park and two blocks south of the future site of the $830 million Obama Presidential Center. Residents stand to benefit from its proximity to these iconic attractions. With its desirable location and comprehensive revitalization plans, the project stands as a testament to HIT's commitment to preserving quality affordable housing and supporting community development in the vibrant city of Chicago.

HIT ROLE	The HIT is providing $22.5 million in financing to purchase taxable Ginnie Mae Construction Loan Certificates and a Permanent Loan Certificate. As of June 30, 2024, the HIT has committed to 67 projects in Chicago since inception.

SOCIAL IMPACT

In addition to the economic impacts outlined below, over 90% of the units at Island Terrace will be occupied by residents earning between 30% and 80% of the Area Median Income, benefitting from Housing Assistance Payment (HAP) Contracts. The restoration of Island Terrace will preserve the affordability of the units without displacing current residents.

The project will also incorporate green technologies and features, including Energy Star and water-conserving appliances throughout all units.

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of June 30, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.

PROJECT PROFILE | Island Terrace Apartments – Chicago, IL

“In addition to creating union jobs for our members, the substantial rehabilitation of Island Terrace will preserve 240 units of much-needed affordable housing in Chicago. Island Terrace is another example of HIT’s commitment to addressing Chicago’s affordable housing crisis head on.”

- Mike Macellaio, President

Chicago & Cook County Building Trades Council

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of 40 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling HIT Investor Relations at 202-331-8055. The prospectus should be read carefully before investing.

9/2024

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com